                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) April 11, 1997


                                REGENCY BANCORP
              (Exact name of registrant as specified in its charter)


        California                       33-82150                 77-0378956
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)






7060 N. Fresno, Fresno, California                                    93720
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                      Not Applicable
                (Former name or former address, if changed since last report).




                                                               Page 1 of 7 pages


                                                 The Exhibit Index is on Page 4.




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Item 5.        OTHER EVENTS.

               None

Item 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               None

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS.

               Not Applicable.

        (b)    PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

        (c)    EXHIBITS.

               (99.1)   Press Release dated April 14, 1997.

               (99.2)   Shareholder Letter dated April 11, 1997.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGENCY BANCORP




Date:     April 14, 1997                      Steven F. Hertel /s/
                                              --------------------------------
                                              Steven F. Hertel
                                              President






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                        EXHIBIT INDEX


                                                      Sequential
Exhibit No.              Description                   Page No.
-----------              -----------                   --------


99.1                 Press Release dated                 5-6
                       April 14, 1997

99.2              Shareholder Letter dated                7
                       April 11, 1997






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                                                                  EXHIBIT 99.1


                                                         FOR IMMEDIATE RELEASE


Contact:  Wil Goodrich, Vice President-Director of Marketing (209) 438-2600

                    REGENCY BANCORP DIRECTOR LEAVING BOARD

     Fresno, April 14 -- Gary McDonald, a founding member of the board of Regency Bank and its parent holding company, Regency Bancorp, announced his decision to not stand for election at the upcoming annual meeting next month.

     In speaking to his fellow directors at their last meeting, McDonald reminded the board that in 1988, he told them he was going to be leaving in 1993, at age 50, to have more time for his family and to pursue other long-deferred plans.

     "That decision was postponed," he said, "due to the pressures of the divestiture of Regency Service Corporation (RSC), a federally mandated action. I felt it would be appropriate to stay until it was substantially completed."

     McDonald, who was Regency's first chairman when the company was formed in Fresno in 1980, stepped down from that position last November to devote more board time to the divestiture of RSC's real estate investment activities.

     In a letter to shareholders this week, announcing McDonald's decision, Steve Hertel, chairman, president and chief executive officer of the holding company and bank noted that, "Gary . . . has faithfully served Regency since its organization in 1980. Under his leadership, we became a state chartered commercial bank; formed Regency Service



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Corporation (RSC), Regency Investment Advisors, Inc., and, in March of 1995,
a new holding company, Regency Bancorp."

     Hertel concluded his letter by saying, "It's with sadness we report Gary's decision to you. However we're extremely pleased that he will continue to have a vital interest in Regency Bancorp as a shareholder. We also welcome his decision to assist us with the construction and sale of selected homes and lots in RSC's inventory."

     While announcing his decision to the board, McDonald reflected on his long tenure with the company, "Serving Regency Bank and its shareholders over the last 18 years was a high honor and great privilege. In particular, it was a pleasure to work with such devoted board members and the professional staff and management throughout the company.

     "The most gratifying professional experience I had was to see the growth of Regency Bank. Its increase in assets and the resulting service to the community was a big part of this rewarding experience. However, the personal development of the staff, management, and the board of directors has been the highlight."

                                     # # #

April 14, 1997




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April 11, 1997                                                    EXHIBIT 99.2

Dear Regency Shareholders:

It's always difficult notifying friends and fellow shareholders when one of Regency Bancorp's founding directors decides to retire or leave the board. At our last board meeting, Gary McDonald informed his friends and colleagues that he has made the tough decision to not stand for election at the company's 18th annual meeting, May 13, 1997.

Gary, who was our first board chairman, has faithfully served Regency since its organization in 1980. Under his leadership, we became a state chartered commercial bank; formed Regency Service Corporation (RSC), Regency Investment Advisors, Inc., and, in March of 1995, a new holding company, Regency Bancorp.

In announcing his decision, Gary reminded the board that in 1988, he told them he was going to be leaving in 1993, at age 50, to have more time for his family and to pursue other long-deferred plans. That decision was postponed, he continued, due to the pressures of the divestiture of RSC, a federally mandated action. "I felt it would be appropriate to stay until it was substantially completed," he added.

In speaking to the board, Gary shared these observations, "Serving Regency Bank and its shareholders over the last 18 years was a high honor and great privilege. In particular, it was a pleasure to work with such devoted board members and the professional staff and management throughout the company."

Mr. McDonald also commented on what his service to Regency meant to him, stating that the most gratifying professional experience he's had was to see the growth of Regency Bank. The increase in assets, he explained, and the resulting service to the community was a big part of this rewarding experience. However, the personal development of the staff, management, and the board of directors has been the highlight.

It's with sadness we report Gary's decision to you. However we're extremely pleased that he will continue to have a vital interest in Regency Bancorp as a shareholder. We also welcome his decision to assist us with the construction and sale of selected homes and lots in RSC's inventory.

Sincerely,


Steven F. Hertel /s/
--------------------

Steven F. Hertel
Chairman of the Board
President and Chief Executive Officer

P.S. Your annual report, proxy materials, and proxy card will be mailed in about one week.




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[LOGO]



April 14, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Filing Desk

Re:  Regency Bancorp - Current Report on Form 8-K
     --------------------------------------------

Ladies and Gentlemen:

Enclosed for filing on behalf of Regency Bancorp is the Current Report on Form 8-K filed via EDGAR.

Please call me if you have any questions.

Very truly yours,


Debbie Cameron /s/


Debbie Cameron
Administrative Assistant
Regency Bank




Enclosures


cc:       Glenn T. Dodd - Bronson, Bronson & McKinnon

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